                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            GIANT GROUP, LTD.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          [LOGO OF GIANT GROUP, LTD]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JUNE 12, 2000

To the Stockholders of
GIANT GROUP, LTD.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of GIANT GROUP, LTD. (the "Company") will be held at the offices of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067, on Monday, June 12, 2000 at 4:00 p.m. (local time), for the following purposes:

     1.  To elect a Board of five directors;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 2000; and

     3. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

     A Proxy Statement describing matters to be considered at the Meeting is attached to this Notice. Only stockholders of record at the close of business on April 27, 2000 will be entitled to notice of and to vote at the Meeting.



                      By Order of the Board of Directors

                        /s/ William H. Pennington

                       WILLIAM H. PENNINGTON, Secretary

Beverly Hills, California
April 28, 2000

                                 IMPORTANT

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               GIANT GROUP, LTD.
                    9440 SANTA MONICA BOULEVARD, SUITE 407
                        BEVERLY HILLS, CALIFORNIA 90210

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2000

                                    GENERAL

  This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of GIANT GROUP, LTD., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders (the "Meeting") and any adjournment(s) or postponement(s) thereof. The Meeting is to be held on Monday, June 12, 2000 at 4:00 p.m. at the offices of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the Stars, 18th Floor, Los Angeles, California 90067. The approximate date of the mailing of this Proxy Statement and accompanying proxy card to the Company's stockholders is May 5, 2000.

  In an effort to have as large a representation at the Meeting as possible, proxy solicitation may be made personally or by telephone or telegram by officers or employees of the Company, without added compensation. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to beneficial owners.

                       RECORD DATE AND VOTING SECURITIES

  The close of business on April 27, 2000 (the "Record Date") has been fixed as the Record Date for the determination of the stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had outstanding 3,989,648 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly coming before the Meeting.

                               PRINCIPAL HOLDERS

  The following lists the only stockholders who, to the knowledge of management of the Company, based upon filings with the Securities and Exchange Commission (the "SEC"), are the beneficial owners of more than 5% of the Common Stock.

     Name & Address of                                          Amount and Nature of                  Percent of
     Beneficial Owner                                         Beneficial Ownership(1)                  Class(2)
     -----------------                                        -----------------------                -----------
  Burt Sugarman.................................................2,988,672 shares (3)                    51.6%
  9440 Santa Monica Boulevard, Suite 407
  Beverly Hills, CA 90210

  Glenn Sands.....................................................768,691 shares (4)                    19.3%
  2 Rio Vista Drive
  Alpine, New Jersey 07620

  Dimensional Fund Advisors, Inc..................................273,800 shares (5)                     6.9%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401

  David Gotterer..................................................235,875 shares (6).                    5.7%
  c/o Mason & Company, LLP
  400 Park Avenue
  New York, New York 10022

---------------

(1) Under the rules of the SEC a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities which that person has the right to acquire beneficial ownership within 60 days as well as any securities owned by such person's spouse, children or other relatives living in the same house. Unless otherwise indicated, the named person has sole voting and investment power with respect to the shares held by them.

(2) Computed on the basis of 3,989,648 shares of Common Stock issued and outstanding as of the Record Date plus stock options of each reporting person currently exercisable or exercisable within 60 days of the Record Date.

(3) Includes 1,799,202 shares underlying presently exercisable stock options. Does not include 148,950 shares owned by Mr. Sugarman's spouse as to which he disclaims beneficial ownership.

(4) Does not include up to 47,305 contingent shares which may be issued based on the amount by which pre-tax profits of Periscope Sportswear, Inc., the Company's wholly owned subsidiary, exceed $13 million (determined in accordance with the GIANT GROUP, LTD./Periscope Merger Agreement dated December 4, 1998, as amended). Such shares have been pledged to secure a loan in favor of BankBoston N.A. and are held pursuant to a voting trust agreement of which Mr. Sugarman is the trustee. Pursuant to the terms of the voting trust, in the absence of a default by Mr. Sands under the loan, in any election of directors the shares will be voted in favor of the Company's nominees and in all other matters the shares will be voted in accordance with the recommendations of the Board of Directors. In the event of a default under the loan, BankBoston N.A. may, at its option vote such shares. The Company has been informed that such loan is in default.

(5) As reported in a Schedule 13G dated February 11, 2000, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor is deemed to have beneficial ownership of 273,800 shares of Common Stock as of December 31, 1999. Dimensional disclaims beneficial ownership of all such shares.

(6) Includes 123,375 shares underlying presently exercisable stock options, but excludes 63,375 shares underlying options held by Mr. Gotterer, as to which he disclaims beneficial ownership since a business partner is entitled to the beneficial ownership of such shares upon any exercise of such options.

                             ELECTION OF DIRECTORS

                               [PROPOSAL NO. 1]

Nominees

  At the Meeting, five directors are to be elected to serve until the Annual Meeting of Stockholders in 2001 and until their successors are elected and qualified. The Board of Directors has nominated Burt Sugarman, David Gotterer, Terry Christensen, David Malcolm and Jeffrey Rosenthal.

  The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

  The following table sets forth information as of the Record Date about each nominee for director and the ownership of equity securities by all directors and executive officers of the Company as a group:

                                                                                              Shares and
                                                                                              Percent of
                                                                             Director        Common Stock
                                                                    Age       Since            Owned(1)
                                                                   ------   ----------   ---------------------

BURT SUGARMAN.................................................       61        1982           2,988,672 shs.(2)
Mr. Sugarman has been Chairman of the Board of the Company                                       51.6%
 since 1983, and President and Chief Executive Officer since
 May 1985.  Mr. Sugarman was Chairman of the Board of Rally's
 Hamburgers, Inc. (NASDAQ) ("Rally's"), an operator and
 franchiser of double drive-through hamburger restaurants in which the Company has an equity investment, from November
 1994 through October 1997, having served as its Chairman of the Board and Chief Executive Officer from 1990 through
 February 1994.  He remains a director of Checkers Drive-In
 Restaurants, Inc. (NASDAQ) ("Checkers") after its merger
 with Rally's in 1999. He also has been serving as a director of Santa Barbara Restaurant Group, Inc. since March 1999.

DAVID GOTTERER................................................       71         1984            235,875 shs.(3)
Mr. Gotterer has been Vice Chairman of the Company since May                                      5.7%
 1986. He has been a senior partner in the accounting firm of
 Mason & Company, LLP, New York, New York, for more than the last five years.  He is a Director of Checkers (formerly
 Rally's).

TERRY CHRISTENSEN.............................................       59         1994             85,000 shs.(4)
Mr. Christensen has been a partner in the law firm                                                2.1%
 Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro,
 LLP, Los Angeles, California, for more than the last five
 years.  He is a Director of MGM Grand, Inc. (New York Stock
 Exchange) and Checkers.

DAVID MALCOLM.................................................       47         1996            35,000 shs.(5)
Mr. Malcolm has been Chairman of the Board of Suncoast                                            *
 Financial Mortgage Corporation, a mortgage banking and real estate development company, since 1978, President of West
 Coast Restaurant Enterprises, an owner operator of 18
 Rally's restaurants, since February 1995, and

Vice President of Artemis Capital Group, an investment banking firm, since November 1996. Mr. Malcolm also served as Executive Vice President of Grigsby Brandford & Co.,
 Inc., an investment banking firm, from February 1994 to October, 1996. Mr. Malcolm is Chairman of the San Diego
 Unified Port District and a Commissioner on the California
 Commission on Judicial Performance.

JEFFREY ROSENTHAL.............................................       42         1997            30,000 shs.(6)
Mr. Rosenthal has served as Chairman and Chief Executive                                          *
 Officer of TV Fanfare Publications, Inc., an international
 advertising company with offices in 40 cities and four
 countries, since 1984.

All Directors and Executive Officers as a group (6 persons)...                               3,389,547 shs.(7)
                                                                                                 55.9%

-------------
*   indicates less than 1%

(1) Unless otherwise indicated, the beneficial owner has both sole voting and sole investment powers with respect to his shares. Computed on the basis of 3,989,648 shares of Common Stock outstanding as of the Record Date plus stock options of each reporting person currently exercisable or exercisable within 60 days of the Record Date.

(2) Includes 1,799,202 shares underlying presently exercisable stock options. Does not include 148,950 shares of Common Stock owned by Mr. Sugarman's spouse, as to which shares he disclaims beneficial ownership.

(3) Includes 123,375 shares that Mr. Gotterer may purchase under presently exercisable stock options, but excludes 63,375 shares underlying options held by Mr. Gotterer, as to which shares he disclaims beneficial ownership since a business partner is entitled to the beneficial ownership of such shares upon any exercise of such options.

(4) Includes 80,000 shares underlying presently exercisable stock options.

(5) Includes 30,000 shares underlying presently exercisable stock options.

(6) Includes 25,000 shares underlying presently exercisable stock options.

(7) This total includes 2,072,577 shares which such executive officers and directors may acquire upon the exercise of presently exercisable stock options.

Meetings of the Board of Directors and Committees

  During the 1999 fiscal year the Board of Directors of the Company met on 6 occasions, excluding consents in lieu of meetings. Each of the directors who served as a director in 1999 attended at least 75% of all meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served.

Committees of the Board of Directors

  The Company has an Executive Committee, a Compensation Committee, an Option Committee, an Audit Committee and an Incentive Compensation Committee. The members of each Committee are appointed by the Board of Directors for a term beginning after the first regular meeting of the Board of

Directors following the Annual Meeting of Stockholders and serve until their respective successors are elected and qualified.

  The Executive Committee, consisting of Messrs. Sugarman, Gotterer and Christensen, did not meet formally during 1999, but its members consulted regularly on an informal basis in connection with the functions of this Committee. This Committee was established to act in the place of the Board between Board meetings.

  The Compensation Committee presently consists of Messrs. Gotterer and Christensen. The Compensation Committee did not meet formally during 1999.

  The Option Committee presently consists of Messrs. Gotterer and Christensen. The Option Committee did not meet formally during 1999. The Option Committee administers the Company's stock option plans.

  The Audit Committee is responsible for exercising such supervisory control over the internal auditing and accounting procedures, practices and personnel of the Company as the Audit Committee deems necessary or advisable and makes recommendations annually to the Board of Directors concerning the appointment of the Company's independent auditors for the ensuing fiscal year. The members of the Audit Committee are Messrs. Christensen, Malcolm and Rosenthal. The Audit Committee met on one occasion during 1999, and its members consulted regularly on an informal basis in connection with functions of this Committee.

  The Incentive Compensation Committee presently consists of Messrs. Malcolm and Rosenthal. The Incentive Compensation Committee did not meet formally during 1999.

  There is no standing nominating committee or other committee performing similar functions.

Compensation of Directors

  Non-employee directors of the Company are compensated at a rate of $10,000 per annum, plus $500 for each meeting of the Board of Directors attended. Non-employee directors also participate in the Company's 1996 Stock Option Plan for Non-Employee Directors (the "Director Plan"). Pursuant to the Director Plan each non-employee director receives 5,000 options on each May 20 or, if a director was not a director on May 20, 1996 (the adoption date of the Director
Plan), on each anniversary of their election to the Board of Directors. In addition, each non-employee director who is appointed to the Executive Committee will receive 5,000 options upon their appointment and 5,000 options on each anniversary thereof. Each option has a five-year term and is immediately exercisable. The exercise price of each option is the fair market price of the options on the date of grant. Members of the Audit Committee are compensated for their services thereon at the rate of $250 per meeting attended.

                            EXECUTIVE COMPENSATION

  The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the three years ended December 31, 1999, 1998, and 1997 of those persons who were (i) the Chief Executive Officer and (ii) executive officers of the Company during 1999 and whose cash compensation exceeded $100,000 for services performed by such persons for the Company during 1999 (collectively, the "Named Executives").

                          SUMMARY COMPENSATION TABLE



                                      Annual Compensation                             Long Term Compensation Awards
                                      -------------------                      -------------------------------------------

                                                                                               Securities
Name & Principal                                              Other Annual     Restricted      Underlying        All Other
----------------                        Salary      Bonus      Compensation        Stock        Option/SARS     Compensation
 Position                  Year           $           $             $            Award (s)           #                $
----------             -------------   ----------   --------   --------------   -------------   -------------   ---------------


Burt Sugarman                1999     1,000,000        -0-        7,644 (1)            -0-            -0-          27,475 (2)
Chairman of the              1998     1,000,000        -0-       18,057 (1)            -0-            -0-          27,115 (2)
 Board, President            1997     1,000,000        -0-       54,747 (1)            -0-            -0-          28,889 (2)
 and Chief
 Executive Officer

William H.                   1999       166,704        -0-          -0-                -0-            -0-             -0-
 Pennington                  1998       158,446        -0-          -0-                -0-            -0-             -0-
Vice President,              1997 (3)    27,129        -0-          -0-                -0-           15,000           -0-
 Secretary and Chief
 Financial Officer

-------------------

------------------

(1) Amounts represent the value of use of the Company's airplane, which was sold in April 1998, and automobile.

(2)  Represents amounts paid to Mr. Sugarman by Rally's and Checkers.

(3)  Mr. Pennington joined the Company in October 1997.

Employment Contracts

  Mr. Sugarman is employed as Chairman of the Board, President and Chief Executive Officer of the Company pursuant to an employment agreement dated December 3, 1998 and expiring on December 31, 2005. The agreement, which was an amendment and restatement of his agreement of February 24, 1997, provides that Mr. Sugarman is to receive an annual base salary of $1,000,000 increased annually by 10% over the prior year to a maximum of $1,600,000, life insurance in the face amount of $5,000,000, and an annual bonus in an amount determined from year to year by the Compensation Committee of the Board of Directors, at its discretion, and certain additional benefits. The employment agreement is terminable prior to the expiration of the term of the Agreement (1) by the Company for cause (as defined therein) and (2) by Mr. Sugarman (a) for cause (as defined therein), (b) at any time for any reason, after January 1, 2000 or (c) if Mr. Sugarman ceases to own or control at least 10% of the Common Stock of the Company. Should the employment agreement be terminated by the Company without cause or by Mr. Sugarman for cause or for other reasons described in the preceding sentence, Mr. Sugarman would be entitled to (1) continuation of all health insurance benefits through the expiration of the term of the agreement, or for 40 months from termination, whichever period is longer and (2) a lump sum payment in an amount equal to the greater of (a) two times the annual base salary, and (b) the amount which would have been payable throughout the remainder of the term of the agreement or 40 months, whichever is shorter, provided that if the agreement is terminated within one year following a change in ownership of the Company (as defined therein), Mr. Sugarman will receive a lump sum payment equal to 2.99 times the average annual compensation paid to Mr. Sugarman by the Company during the five years prior to such change in ownership. In the event of Mr. Sugarman's death or disability he (or his estate) would be entitled to receive a lump sum payment equal to the greater of (a) two times the annual base salary and (b) the amount which would have been payable throughout the remainder of the term of the agreement and continuation of all health insurance benefits for the remainder of the term. In the event of Mr. Sugarman's death, the Company would also be obligated to continue all health insurance benefits for Mr. Sugarman's immediate family for two years. Upon the expiration of the agreement, the Company is obligated to pay to Mr. Sugarman a lump sum equal to two times the then annual base salary and continue all health insurance benefits for two years. Pursuant to the employment agreement, Mr. Sugarman has agreed during the term of the agreement, not to render services to, or plan for or organize, a business which is materially competitive with or similar to the business of the Company or any of its subsidiaries. In January 2000, Mr. Sugarman voluntarily authorized the Company to decrease his annual salary to $450,000. No change to his benefits was made. Mr. Sugarman, at his discretion, may, at any time, increase his salary to the current level as stated in his current contract. In such case, no retroactive salary adjustment will be made.

Option Plans

  The Company has a 1985 Non-Qualified Stock Option Plan (the "1985 Stock Option Plan"). The 1985 Stock Option Plan provided for the grant of options to purchase 3,000,000 shares of Common Stock; provided that, pursuant to the terms of the 1985 Stock Option Plan, no further grants may be made under the plan. As of December 31, 1999, options to purchase 1,750,952 shares were outstanding, and options for 307,500 shares had been exercised.

  The Company has a 1996 Employee Stock Option Plan (the "1996 Stock Option Plan") and the Director Plan. The 1996 Stock Option Plan presently provides for the grant of options to purchase 1,000,000 shares of Common Stock to officers and key management personnel of the Company. As of December 31, 1999, options to purchase 215,000 shares were outstanding, no options had been exercised and during fiscal 1999 no options were granted. The Director Plan presently provides for the grant of 400,000 shares of Common Stock. As of December 31, 1999, options to purchase 170,000 shares were outstanding and no options had been exercised.

                                 FISCAL YEAR END OPTION VALUE

                                                                                             Value of
                                                                                          Unexercised in
                                                  Number of Unexercised                the Money Options at
                                                      Options at                          December 31,
                                                     December 31, 1999                        1999
                                                  ---------------------                ---------------------
                          Shares
                          ------
                       Acquired On       Value
                       -----------       -----
   Name                  Exercise       Realized          Exercisable      Unexercisable        Exercisable
   ----                  --------       --------          -----------      -------------        -----------------
Burt Sugarman.......       -0-            -0-              1,799,202             -0-                 $-0- (1)

William H. Pennington      -0-            -0-                 10,000           5,000                 $-0- (2)

(1) Based upon the closing price of the Common Stock on December 31, 1999 of $3.50 minus the option exercise price of $6.75 per share for 1,599,202 shares and $8.25 per share for 200,000 shares.

(2) Based upon the closing price of the Common Stock on December 31, 1999 of $3.50 minus the option exercise price of $7.8125 per share for 10,000 shares.

Compensation Committee Interlocks and Insider Participation

  During 1999 the Compensation Committee and Option Committee of the Board of Directors consisted of David Gotterer and Terry Christensen. David Gotterer is Vice Chairman of the Company and a Senior Partner in the accounting firm of Mason & Company, LLP, which received $98,512 from the Company for rendering consulting, financial and accounting services to the Company during 1999. Terry Christensen is a partner in the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, which represents the Company and Checkers (formerly Rally's) in certain corporate and litigation matters. Both Mr. Gotterer and Mr. Christensen are directors of Checkers (formerly Rally's).



                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee is responsible for developing and making recommendations to the Company with respect to executive officer compensation policies, addressing such matters as salaries, bonuses, incentive plans, benefits and overall compensation. The Compensation Committee also determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Compensation Committee, however, does not administer the Company's 1997 Incentive Compensation Plan for Executive Officers (the "Incentive Plan"). The Incentive Plan is administered by the Incentive Compensation Committee. No amounts were earned under the Incentive Plan in 1999.

  The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are to provide a level of compensation that allows the Company to attract and retain competent executives. The Compensation Committee further believes that the Company's compensation programs should provide personnel with a financial interest in the Company similar to the interests of the Company's stockholders and that there should be a correlation between the performance of the Company and individual performance and compensation. During 1999 the Compensation Committee did not award any bonuses to either of the Named Executives.

  Mr. Sugarman, the Chief Executive Officer of the Company is eligible to participate in the same compensation plans available to the Company's other executives. In 1999 Mr. Sugarman received base compensation of $1,000,000 pursuant to the terms of his employment agreement. The Compensation Committee did not award Mr. Sugarman a discretionary bonus for 1999.

                                 DAVID GOTTERER
                               TERRY CHRISTENSEN

Performance Graph

  The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on the Common Stock for the five years ended December 31, 1999, based upon the market price of the Common Stock as reported on the New York Stock Exchange with the cumulative total return (and assuming reinvestment of dividends), with (i) the NYSE Stock Index and (ii) an index of a group of companies in the apparel industry selected by the Company, consisting of Kellwood, Tropical Sportswear and Perry Ellis International (acquired Supreme International in 1999). Happy Kids, which was included in the index in prior years, is excluded from the index because it was acquired by RHG Capital in 1999 which is not publicly traded. In December 1998 the Company acquired Periscope Sportswear, Inc., an apparel company.

      COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG GIANT GROUP, LTD.
                    NYSE STOCK MARKET AND PEER GROUP INDEXES
                          TOTAL RETURN TO SHAREHOLDERS


     ---------------------------------------------------------------------
                               1994    1995    1996   1997    1998    1999
     ---------------------------------------------------------------------
       GIANT GROUP, LTD.      100.00  135.19  124.07 103.70  135.19  51.85
     ---------------------------------------------------------------------
         PEER GROUP           100.00  104.79  105.25 158.69  168.35 122.04
     ---------------------------------------------------------------------
       NYSE MARKET INDEX      100.00  129.66  156.20 205.49  244.52 267.75
     ---------------------------------------------------------------------


------------
(1) In December 1998 the Company acquired an apparel company and, therefore, has included a peer group of apparel companies as indicated above. Happy Kids is excluded because it was acquired by RHG Capital which is not publicly traded. Supreme International was replaced by Perry Ellis International which acquired Supreme International in 1999.

(2) On April 24, 2000, the Company ceased trading on the New York Stock
    Exchange.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  David Gotterer, Vice Chairman and a Director of the Company and of Rally's, is a Senior Partner in the accounting firm of Mason & Company, LLP, which received $98,512 from the Company for rendering consulting, financial and accounting services to the Company during 1999.

                           RATIFICATION OF AUDITORS
                               [PROPOSAL NO. 2]

  Arthur Andersen LLP has been selected by the Board of Directors to serve as the independent auditors for the Company for the year ending December 31, 2000. The firm has served as the Company's accountants since 1996. A representative of Arthur Andersen LLP is expected to be available by telephone and will be given the opportunity to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
        APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
                           AUDITORS FOR FISCAL 2000.

Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and provide the Company with copies of such reports. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the past fiscal year all filing requirements applicable to its executive officers, directors, and greater than ten-percent stockholders were complied with.

                             STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2001 Annual Meeting must be received by the Company for inclusion in its proxy statement and form of proxy by January 6, 2001. To assure that a stockholder's proposal is included in the proxy statement and form of proxy, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals in such documents. In addition, stockholders may directly nominate persons for director only by complying with the following procedure set forth in the Company's By-Laws; the stockholder must submit the names of such persons in writing to the Secretary of the Company not less than 70 days nor more than 90 days prior to the date of the preceding year's annual meeting. The nominations must be accompanied by all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the name, record address, and class and number of shares of the Company owned by the stockholder making the nomination. A stockholder may properly bring business before the Annual Meeting of Stockholders only by complying with the following procedure set forth in the Company's By-Laws; the stockholder must submit to the Secretary of the Company, not less than 70 days nor more than 90 days prior to the date of the preceding year's annual meeting, a written statement describing the business to be brought by him at the Annual Meeting, the name, record address, and class and number of shares of the Company owned by the stockholder making the submission, and a description of any material interest of the stockholder in such business.

  Any such proposal should be communicated in writing to the Secretary of the Company at 9440 Santa Monica Boulevard, Suite 407, Beverly Hills, California, 90210.

                               VOTING PROCEDURES

  At the Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the Meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your directions if the proxy is properly signed and returned to the Company at or before the Meeting. If no instructions are specified in the proxy with respect to any proposal, the shares represented thereby will be voted for the nominees for the Board of Directors listed in this Proxy Statement and for the ratification of Arthur Andersen, LLP as independent auditors for the Company. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the persons voting such proxy.

  A proxy may be revoked at any time prior to it being voted at the Meeting by delivering to the Secretary of the Company a signed writing revoking the proxy or a duly executed proxy bearing a later date, or by appearing and voting in person at the Meeting. The mere presence at the Meeting of a person appointing a proxy does not revoke the appointment. Please note that it is important to date your proxy because the last dated proxy will revoke any earlier dated proxies and will be the one that is voted at the Meeting.

  A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum. The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of election appointed by the Company. The five nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company. Abstentions will have no effect on the outcome of the vote for the election of directors or the ratification of accountants.

                                OTHER BUSINESS

  The Board of Directors does not know of any matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy intend to vote thereon with their best judgment.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 (which contains a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999) accompanies this Proxy Statement.

THE COMPANY'S 1999 ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULE THERETO) WILL BE PROVIDED WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 27, 2000, THE RECORD DATE FOR THE MEETING, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK OF THE COMPANY. THE REQUEST SHOULD BE DIRECTED TO: WILLIAM H. PENNINGTON, SECRETARY, GIANT GROUP, LTD., 9440 SANTA MONICA BOULEVARD, SUITE 407, BEVERLY HILLS, CALIFORNIA 90210, TELEPHONE (310) 273-5678.



                              By Order of the Board of Directors

                              /s/ WILLIAM H. PENNINGTON
                              ------------------------------------
                                  WILLIAM H. PENNINGTON, Secretary

April 28, 2000

                               GIANT GROUP, LTD.


P
          This Proxy is Solicited on behalf of the Board of Directors
R            Annual Meeting of Stockholders - Monday June 12, 2000

O      The undersigned hereby appoints Burt Sugarman and David Gotterer, and each of them, proxies with power of substitution each, for and in the name
X of the undersigned to vote all shares of Common Stock of GIANT GROUP LTD., a Delaware corporation (the "Company"), that the undersigned would be entitled
Y to vote at the Company's 2000 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting.

       The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and Annual Report.

--------------------------------------------------------------------------------
                            -FOLD AND DETACH HERE-

--------------------------------------------------------------------------------
THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.           Please mark
                                                               your vote as [X]
                                                               indicated in
                                                               the example

                                 FOR  WITHHELD                                                    FOR  WITHHELD  ABSTAIN
1. Election of Directors Below.  [ ]    [ ]        2. Ratification of the appointment of Arthur   [ ]     [ ]      [ ]
                                                      Andersen LLP as independent auditors.

Nominees: Terry Christensen, David Gotterer,
David Malcolm, Jeffrey Rosenthal, Burt Sugarman

For, except vote withheld from the following        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION
nominee(s):                                         IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
                                                    FOR DIRECTORS LISTED ABOVE. FOR RATIFICATION OF THE APPOINTMENT
--------------------------------------------        OF THE AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER
                                                    MATTERS AS MAY COME BEFORE THE MEETING.


                                                          ------+
                                                                |
                                                                |



Signature ______________________________________   Signature __________________________________________ Date ___________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------------------------------------------------------
                                                   - FOLD AND DETACH HERE -